Sale of Subsidiary	12 Months Ended
Jan. 31, 2021
Discontinued Operations and Disposal Groups [Abstract]
Sale of Subsidiary
23. Sale of Subsidiary
In February 2019, the Company completed the sale of its wholly owned Australian subsidiary, Seismic Asia Pacific Pty Ltd. for total contractual proceeds of approximately $660,000 U.S. dollars of which the Company received approximately $240,000 in cash at closing and an unsecured, non-interest
bearing
two-year
note receivable in the amount of $420,000. The agreement also included a working capital adjustment of approximately $114,000 payable to the Company which was received in August of 2019. In fiscal 2021, the Company received a payment of approximately $124,000 that was applied against the note receivable. The note receivable is recorded in other current assets as of January 31, 2021, and in other non-current
assets as of January 31, 2020.